Other Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Other Related Party Transactions	Other Related Party TransactionsThe Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment adviser, and a wholly-owned subsidiary of Jackson Financial. The Company paid $58 million, $65 million, and $77 million for investment advisory services during the years ended December 31, 2021, 2020 and 2019.
The Company has entered into shared services administrative agreements with both National Planning Holdings ("NPH") and PPM. Under the shared services administrative agreements, the Company charged $6 million, $9 million, and $8 million of certain management and corporate services costs to these affiliates in 2021, 2020 and 2019, respectively.

The Company provides a $100 million revolving credit facility to Jackson Financial, an upstream holding company. The loan is unsecured and matures in December 2026, accrues interest at Secured Overnight Financing Rate plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.1% per annum. There was no outstanding balance at both December 31, 2021 and 2020, respectively. The highest outstanding loan balance during 2021 and 2020 was $30 million and nil, respectively.
The Company provides a $40 million revolving credit facility to PPM. The loan is unsecured, matures in September 2023, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.1% per annum. At December 31, 2021 and 2020, the outstanding balance was $20 million and nil, respectively. The highest outstanding loan balance during 2021 and 2020 was $20 million and nil, respectively.

The Company provides a $20 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2024, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2021 and 2020 was nil. The highest outstanding loan balance during both 2021 and 2020 was nil.

The Company, through its PGDS subsidiary, provides various information security and technology services to certain Prudential affiliated entities. The Company recognized $4 million, $5 million, and $3 million of revenue during the years ended December 31, 2021, 2020 and 2019, associated with these services. This revenue is included in other income in the accompanying consolidated income statements and is substantially equal to the costs incurred to provide the services, which are reported in operating costs and other expenses in the consolidated income statements.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through a surplus note (the “Squire Surplus Note”) issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.0%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $177 million and $211 million at December 31, 2021 and 2020, respectively.